UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2008

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
Avid Technology Park, One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On January 28, 2008, Avid Technology, Inc. (the “Company”) granted 50,000 restricted stock units to Kenneth A. Sexton, the Company’s recently appointed Chief Administrative Officer, pursuant to his executive employment agreement, a copy of which was filed on January 22, 2008 as Exhibit 10.1 to the Company’s Current Report on Form 8-K announcing his appointment. Each restricted stock unit represents the right to receive one share of the Company’s common stock. The restricted stock units will vest on a time-based schedule in equal 6.25% increments every three months, as long as Mr. Sexton is still employed by the Company on each such vesting date.

In addition, on January 28, 2008, pursuant to Mr. Sexton’s executive employment agreement, the Company granted Mr. Sexton a stock option to purchase 260,000 shares of the Company’s common stock. The stock option has a seven-year term and an exercise price per share equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant. The stock option will vest as follows:

•              50,000 shares of the stock option will vest on a time-based schedule in equal 6.25% increments every three months, as long as Mr. Sexton is still employed by the Company on each such vesting date;

•              100,000 shares of the stock option will vest on a performance-based schedule tied to the Company’s stock price; and

•              110,000 shares of the stock option will vest on a performance-based schedule tied to both the Company’s stock price and the achievement of certain financial metrics.

Both the restricted stock unit grant and the stock option grant were inducement grants made pursuant to an exemption from NASDAQ's shareholder approval requirements under Section 4350(i)(1)(A)(iv) of the NASD Marketplace Rules.

The foregoing summaries of the restricted stock unit and stock option grants are qualified in their entirety by the text of the applicable restricted stock unit and stock option agreements, which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2008	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Gary G. Greenfield Gary G. Greenfield Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

*#10.1	Restricted Stock Unit Award Agreement dated January 28, 2008 by and between the Registrant and Kenneth A. Sexton
*#10.2	Nonstatutory Stock Option Agreement dated January 28, 2008 by and between the Registrant and Kenneth A. Sexton

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* Documents filed herewith

# Management contract or compensatory plan

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